EXHIBIT 31.4

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Carson, certify that:

(1) I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Nuvectis Pharma, Inc. (the registrant); and

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: March 27, 2023	By:	/s/ Michael J. Carson
Name: Michael J. Carson
Title: Vice President of Finance
Principal Financial and Accounting Officer